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              [GREATER ATLANTIC FINANCIAL CORP. LOGO APPEARS HERE]


                        GREATER ATLANTIC FINANCIAL CORP.

         10700 Parkridge Boulevard o Suite P50 o Reston, Virginia 20191
                     o (703) 391-1300 o Fax: (703) 391-1506


NEWS RELEASE

DATE:    FEBRUARY 16, 2006

CONTACT: CHARLES CALOMIRIS
         (914) 722-6905

                      GREATER ATLANTIC FINANCIAL ANNOUNCES
                         CONSEQUENCES OF LIQUIDATION OF
                      GREATER ATLANTIC MORTGAGE CORPORATION

Charles W. Calomiris, the Chairman of the Board of Greater Atlantic Financial Corp. and its subsidiary, Greater Atlantic Bank, announced today that, "as was disclosed in our Form 10-Q for the quarter ended December 31, 2005, filed with the SEC, management anticipates significant one-time losses associated with the closure of Greater Atlantic Mortgage Corporation (GAMC), the wholly-owned subsidiary of Greater Atlantic Bank, and the liquidation of GAMC's assets. In the December 2005 quarter, the bank sustained $1.69 million in losses attributable to either GAMC operating losses or anticipated liquidation costs relating to GAMC. Management anticipates approximately $1 million in additional losses from GAMC for the March 2006 quarter. At this time, we expect no further losses from GAMC beyond the March quarter.

"Despite these extraordinary losses and their adverse consequences for earnings, as shown in the Form 10-K for the year ended September 30, 2005 and the Forms 10-Q, the earnings of the banking segment of Greater Atlantic Financial Corp. (that is, the earnings of Greater Atlantic Bank unrelated to GAMC) has improved substantially over the past year. The 2005 calendar year loss from the banking segment was $1.45 million, compared to a $3.02 million loss for the 2004 calendar year. There is every reason to believe that improvements in the banking segment will continue. Prepayments of our mortgages and securities are still at historically high levels, and I expect that losses associated with prepayments will abate. More importantly, we have seen steady progress in our retail operations. With consulting assistance from Kevin McCabe (a former JPMorgan Chase executive), we have substantially improved the performance of our branches over the last year, with deposit growth, new account acquisition and loan volume all showing solid growth. Changes in our sales and marketing practices, advertising, compensation and performance management support continued positive momentum.

"Now that we are putting GAMC's liquidation behind us, we see substantial continuing potential for improvement ahead. I encourage our stockholders and customers to look beyond the headline earnings numbers to the strengthening banking segment earnings performance of the bank. I look forward to a detailed discussion of our performance, opportunities, and business plan at the upcoming shareholders meeting on March 29."

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         PRIVATE SECURITIES LITIGATION REFORM ACT SAFE HARBOR STATEMENT

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, BUT STATEMENTS BASED ON THE COMPANY'S CURRENT EXPECTATIONS REGARDING ITS BUSINESS STRATEGIES AND THEIR INTENDED RESULTS AND ITS FUTURE PERFORMANCE.
FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS "EXPECTS," "BELIEVES," "ANTICIPATES, " "INTENDS" AND SIMILAR EXPRESSIONS.

FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. NUMEROUS RISKS AND UNCERTAINTIES COULD CAUSE OR CONTRIBUTE TO THE COMPANY'S ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED NR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE OR CONTRIBUTE TO THESE DIFFERENCES INCLUDE, WITHOUT LIMITATION, GENERAL ECONOMIC CONDITIONS, INCLUDING CHANGES IN MARKET INTEREST RATES AND CHANGES IN MONETARY AND FISCAL POLICIES OF THE FEDERAL GOVERNMENT; LEGISLATIVE AND REGULATORY CHANGES; AND OTHER FACTORS DISCLOSED PERIODICALLY IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

BECAUSE OF THE RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THEM, WHETHER INCLUDED IN THIS REPORT OR MADE ELSEWHERE FROM TIME TO TIME BY THE COMPANY OR ON ITS BEHALF THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.